May 1, 2009

Lazard Funds Prospectus

Wherever there’s opportunity, there’s Lazard.SM

U.S. Equity	International Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio Lazard U.S. Strategic Equity Portfolio Lazard U.S. Mid Cap Equity Portfolio Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio Lazard International Equity Select Portfolio Lazard International Strategic Equity Portfolio Lazard International Small Cap Equity Portfolio
Lazard Emerging Markets Equity Portfolio
Lazard Developing Markets Equity Portfolio

Fixed Income
Lazard U.S. High Yield Portfolio

Capital Allocator
Lazard Capital Allocator Opportunistic
   Strategies Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Funds

 Lazard Funds Table of Contents

▲

2	Overview

4	Investment Objective, Strategies, Risk/Return and Expenses	Carefully review this important section for
4	Lazard U.S. Equity Value Portfolio	information on the Portfolios’ investment
7	Lazard U.S. Strategic Equity Portfolio	objectives, strategies, risks, past performance
10	Lazard U.S. Mid Cap Equity Portfolio	and fees.
13	Lazard U.S. Small-Mid Cap Equity Portfolio
18	Lazard International Equity Portfolio
21	Lazard International Equity Select Portfolio
25	Lazard International Strategic Equity Portfolio
29	Lazard International Small Cap Equity Portfolio
33	Lazard Emerging Markets Equity Portfolio
36	Lazard Developing Markets Equity Portfolio
39	Lazard U.S. High Yield Portfolio
43	Lazard Capital Allocator Opportunistic Strategies Portfolio

47	Fund Management	Review this section for details on the people and
47	Investment Manager	organizations who oversee the Portfolios.
47	Portfolio Management
48	Biographical Information of Principal Portfolio Managers
50	Advisory Board
50	Administrator
50	Distributor
50	Custodian

51	Shareholder Information	Review this section for details on how shares are
51	General	valued, how to purchase, sell and exchange
52	How to Buy Shares	shares, related charges and payments of
54	Distribution and Servicing Arrangements	dividends and distributions.
55	How to Sell Shares
56	Investor Services
56	General Policies
57	Account Policies, Dividends and Taxes

59	Financial Highlights	Review this section for recent financial information.
72	Other Performance of the Investment Manager

	Back Cover	Where to learn more about the Portfolios.

Lazard Asset Management LLC serves as each Portfolio’s Investment Manager.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, only one copy of the prospectus for The Lazard Funds, Inc. (the “Fund”), and each annual and semi-annual report, will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, you may do so at any time by writing to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling (800) 542-1061. The Fund will begin sending you individual copies 30 days after receiving your request.

Prospectus1

 Lazard Funds Overview

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The Portfolios

The Fund consists of twelve separate Portfolios. Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios. Each Portfolio has its own investment objective, strategies, and risk/return and expenses profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Capital Allocator Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

Information on each Portfolio’s recent strategies and holdings can be found in the current annual/semi-annual report (see back cover).

EQUITY PORTFOLIOS

Except as otherwise indicated, these Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. Under adverse market conditions, a Portfolio could pursue a defensive strategy by investing some or all of its assets in money market securities to seek to avoid or mitigate losses. In pursuing such a strategy, the Portfolio may forgo more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio
Lazard U.S. Small-Mid Cap Equity Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Equity Portfolio
Lazard Emerging Markets Equity Portfolio
Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Portfolio is currently closed to investment by most new investors. See page 51 for more information.

Who May Want to Invest?

Consider investing in these Portfolios if you are:

•	pursuing a long-term goal such as retirement

•	looking to add an equity component to your investment portfolio

•	willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

•	pursuing a short-term goal or investing emergency reserves

•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolios:

•	are not bank deposits

•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	are not guaranteed to achieve their stated goals

FIXED-INCOME PORTFOLIO

Lazard U.S. High Yield Portfolio

This Portfolio invests in a variety of U.S. fixed-income securities. The Portfolio is constructed using a bottom-up discipline in which Lazard Asset Management LLC (the “Investment Manager”) follows a systematic process to seek out undervalued opportunities within each sector.

Who May Want to Invest?

Consider investing in this Portfolio if you are:

•	looking to add a monthly income component to your investments

•	seeking potentially higher returns than those offered by money market funds

•	willing to accept the risks of price and dividend rate fluctuations

2Prospectus

This Portfolio may not be appropriate if you are:

•	investing emergency reserves

•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolio:

•	is not a bank deposit

•	is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	is not guaranteed to achieve its stated goal

CAPITAL ALLOCATOR PORTFOLIO

Lazard Capital Allocator Opportunistic Strategies Portfolio

This Portfolio invests primarily in other investment companies. Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Who May Want to Invest?

Consider investing in this Portfolio if you are:

•	pursuing a long-term goal such as retirement

•	looking to add an equity component to your investment portfolio

•	willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Portfolio may not be appropriate if you are:

•	pursuing a short-term goal or investing emergency reserves

•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolio:

•	is not a bank deposit

•	is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	is not guaranteed to achieve its stated goal

Prospectus3

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

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Lazard U.S. Equity Value Portfolio

Ticker Symbol
LEVIX (Institutional)
LEVOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000® Value Index (ranging from approximately $340 million to $5.2 billion as of March 20, 2009) at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio typically invests in 55 to 100 securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 10% of its total assets in non-U.S. equity securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

4Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Equity Value Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/06 10.15% Worst Quarter: 12/31/08 (21.54)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Since Inception
U.S. Equity Value Portfolio

Institutional Shares:	9/30/05

Returns Before Taxes		(36.18)%	(6.05)%

Returns After Taxes on Distributions		(36.42)%	(7.23)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(23.22)%	(5.40)%

Open Shares:	9/30/05	(36.43)%	(6.30)%

Russell 1000 Value Index		(36.85)%	(7.34)%

Prospectus5

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	2.46%	11.10%

Total Annual Portfolio Operating Expenses	3.21%	12.10%

Fee Waiver and Expense Reimbursement*	2.21%	10.80%

Net Expenses*	1.00%	1.30%

*

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, and from May 1, 2010 through April 30, 2019, to the extent such expenses exceed 1.10% and 1.40% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for those based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Equity Value Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$340	$597	$1,332

Open Shares	$132	$434	$757	$1,672

6Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

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Lazard U.S. Strategic Equity Portfolio

Ticker Symbol
LZUSX (Institutional)
LZUOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500® Index (ranging from approximately $206 million to $337 billion as of March 20, 2009).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Investment Manager currently intends to invest the Portfolio’s assets in a relatively small number of issuers (generally 55 to 75).

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Some of the Portfolio’s investments will rise and fall based only on investor perception. Mid cap and small cap companies may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Prospectus7

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Strategic Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/06 8.90% Worst Quarter: 12/31/08 (23.06)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Since Inception
U.S. Strategic Equity Portfolio

Institutional Shares:	12/30/04

Returns Before Taxes		(35.43)%	(5.46)%

Returns After Taxes on Distributions		(35.78)%	(6.57)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(22.53)%	(4.52)%

Open Shares:	12/30/04	(35.63)%	(5.72)%

S&P 500 Index		(37.00)%	(5.23)%

8Prospectus

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.31%	.51%

Total Annual Portfolio Operating Expenses	1.06%	1.51%

Fee Waivers and Expenses Reimbursement*	.01%	.16%

Net Expenses*	1.05%	1.35%

*

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Strategic Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$336	$584	$1,293

Open Shares	$137	$462	$809	$1,788

Prospectus9

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

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Lazard U.S. Mid Cap Equity Portfolio

Ticker Symbol
LZMIX (Institutional)
LZMOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of mid cap U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $37 million to $15 billion as of April 20, 2009). Because “mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases or decreases so that the company no longer meets the definition of a “mid cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) U.S. companies. The Portfolio may invest up to 20% of its assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its assets in non-U.S. equity securities, including ADRs and GDRs.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Some of the Portfolio’s investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

10Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/01 18.93% Worst Quarter: 12/31/08 (26.54)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception
U.S. Mid Cap Equity Portfolio

Institutional Shares:	11/4/97

Returns Before Taxes		(38.33)%	(1.32)%	4.06%	4.22%

Returns After Taxes on Distributions		(38.55)%	(2.77)%	1.92%	2.23%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(24.64)%	(1.16)%	2.61%	2.80%

Open Shares:	11/4/97	(38.53)%	(1.61)%	3.74%	3.91%

Russell Midcap Index		(41.46)%	(0.71)%	3.18%	4.02%

Prospectus11

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.14%	.15%

Total Annual Portfolio Operating Expenses*	.89%	1.15%

*

These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline. The Investment Manager is contractually obligated to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Mid Cap Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$91	$284	$493	$1,096

Open Shares	$117	$365	$633	$1,398

12Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard U.S. Small-Mid Cap Equity Portfolio

Ticker Symbol
LZSCX (Institutional)
LZCOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $1 million to $576 billion as of March 20, 2009). Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager seeks to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research platforms. The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio managers. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns

•	strong free cash flow with balance sheet flexibility

•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and may invest up to 10% of its total assets in non-U.S. equity securities, including ADRs and GDRs.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

Prospectus13

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

14Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 2500 Index, the Russell 2000® Index and a linked index combining the Russell 2000 Index and the Russell 2500 Index. Effective August 25, 2008, the Portfolio changed its name from “Lazard U.S. Small Cap Equity Portfolio” to “Lazard U.S. Small-Mid Cap Equity Portfolio,” adopted its current investment strategies and began comparing its performance to the Russell 2500 Index. Prior to August 25, 2008, the Portfolio focused on small cap U.S. companies and compared its performance to the Russell 2000 Index. The Russell 2000/2500 Linked Index is comprised of the Russell 2000 Index from inception to August 24, 2008 and the Russell 2500 Index from August 25, 2008 to December 31, 2008. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged and broadly diversified. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 6/30/99 20.40% Worst Quarter: 12/31/08 (25.00)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Prospectus15

	Inception Date	Past Year	Past 5 Years	Past 10 Years
U.S. Small-Mid Cap Equity Portfolio

Institutional Shares:	10/30/91

Returns Before Taxes		(34.46)%	(2.88)%	3.21%

Returns After Taxes on Distributions		(34.46)%	(5.74)%	0.79%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(22.40)%	(2.33)%	2.39%

Open Shares:	1/30/97	(34.73)%	(3.20)%	2.94%

Russell 2500 Index		(36.79)%	(0.98)%	4.08%

Russell 2000/2500 Linked Index		(35.47)%	(1.44)%	2.76%

Russell 2000 Index		(33.79)%	(0.93)%	3.02%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.38%	.49%

Total Annual Portfolio Operating Expenses*	1.13%	1.49%

*	These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline, perhaps significantly.

16Prospectus

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Small-Mid Cap Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$115	$359	$622	$1,375

Open Shares	$152	$471	$813	$1,779

Prospectus17

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard International Equity Portfolio

Ticker Symbol
LZIEX (Institutional)
LZIOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $509 million to $126 billion as of March 20, 2009) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 30% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

18Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/98 17.96% Worst Quarter: 9/30/02 (17.29)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception
International Equity Portfolio

Institutional Shares:	10/29/91

Returns Before Taxes		(37.75)%	1.85%	0.59%	4.91%

Returns After Taxes on Distributions		(37.86)%	1.43%	(0.21)%	3.84%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(23.84)%	1.77%	0.38%	3.94%

Open Shares:	1/23/97	(37.98)%	1.52%	0.29%	2.61%

MSCI EAFE Index		(43.38)%	1.66%	0.80%	4.00% (Institutional) 2.66% (Open)

Prospectus19

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.18%	.28%

Total Annual Portfolio Operating Expenses*	.93%	1.28%

*	These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline, perhaps significantly.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$95	$296	$515	$1,143

Open Shares	$130	$406	$702	$1,545

20Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard International Equity Select Portfolio

Ticker Symbol
LZSIX (Institutional)
LZESX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $509 million to $126 billion as of March 20, 2009) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Investment Manager currently intends to hold securities, including ADRs, GDRs and common stocks, of between approximately 30 and 55 different issuers on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio’s securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Prospectus21

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

22Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/03 15.99% Worst Quarter: 9/30/02 (20.82)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Since Inception
International Equity Select Portfolio

Institutional Shares:	5/31/01

Returns Before Taxes		(38.74)%	0.86%	0.84%

Returns After Taxes on Distributions		(39.58)%	(0.26)%	0.05%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(23.16)%	1.51%	1.25%

Open Shares:	5/31/01	(39.00)%	0.54%	0.56%

MSCI EAFE Index		(43.38)%	1.66%	1.46%

Prospectus23

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	1.39%	1.37%

Total Annual Portfolio Operating Expenses	2.24%	2.47%

Fee Waiver and Expense Reimbursement*	1.09%	1.02%

Net Expenses*	1.15%	1.45%

*

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Select Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$117	$595	$1,100	$2,490

Open Shares	$148	$672	$1,224	$2,729

24Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard International Strategic Equity Portfolio

Ticker Symbol
LISIX (Institutional)
LISOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Investment Manager currently intends to hold securities of between approximately 30 to 55 different issuers. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Prospectus25

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to seek to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

26Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Strategic Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 3/31/06 12.70% Worst Quarter: 9/30/08 (18.44)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Since Inception
International Strategic Equity Portfolio

Institutional Shares:	10/31/05

Returns Before Taxes		(39.98)%	(2.51)%

Returns After Taxes on Distributions		(40.09)%	(3.45)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(25.45)%	(1.79)%

Open Shares:	2/3/06	(40.18)%	(7.70)%

MSCI EAFE Index		(43.38)%	(4.91)% (Institutional) (9.46)% (Open)

Prospectus27

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.15%	.24%

Total Annual Portfolio Operating Expenses*	.90%	1.24%

*

These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline. The Investment Manager is contractually obligated to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Strategic Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 92	$287	$498	$1,108

Open Shares	$126	$393	$681	$1,500

28Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard International Small Cap Equity Portfolio

Ticker Symbol
LZISX (Institutional)
LZSMX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-U.S. companies” to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the MSCI EAFE Index (based on market capitalization of the Index as a whole, which ranged from approximately $509 million to $126 billion as of March 20, 2009). Because “small non-U.S. companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases so that the company no longer meets the definition of a “small non-U.S. company.”

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio’s assets invested in particular geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

These securities generally have one or more of the following characteristics:

•	the potential to become a larger factor in the company’s business sector

•	significant debt but high levels of free cash flow

•	a relatively short corporate history with the expectation that the business may grow

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Prospectus29

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

30Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 6/30/03 21.81% Worst Quarter: 12/31/08 (27.07)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception
International Small Cap Equity Portfolio

Institutional Shares:	12/1/93

Returns Before Taxes		(49.84)%	(1.71)%	3.57%	4.24%

Returns After Taxes on Distributions		(50.37)%	(4.47)%	1.77%	2.80%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(30.83)%	0.41%	3.94%	4.16%

Open Shares:	2/13/97	(50.02)%	(1.98)%	3.19%	3.00%

MSCI EAFE Small Cap Index		(47.01)%	1.14%	4.31%	1.98% (Institutional) 1.55% (Open)

Prospectus31

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.23%	.31%

Total Annual Portfolio Operating Expenses*	.98%	1.31%

*

These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline. The Investment Manager is contractually obligated to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.13% and 1.43% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Small Cap Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$100	$312	$542	$1,201

Open Shares	$133	$415	$718	$1,579

32Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

This Portfolio is currently closed to investment by most new investors. See page 51 for more information.

Lazard Emerging Markets Equity Portfolio

Ticker Symbol
LZEMX (Institutional)
LZOEX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets (“EM®”) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions (for hedging purposes or to seek to increase returns) and lending portfolio securities to brokers, dealers and other financial institutions.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Prospectus33

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EM Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 12/31/99 32.78% Worst Quarter: 12/31/08 (30.50)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception
Emerging Markets Equity Portfolio

Institutional Shares:	7/15/94

Returns Before Taxes		(47.88)%	10.82%	10.58%	5.49%

Returns After Taxes on Distributions		(49.01)%	8.89%	9.52%	4.48%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(29.57)%	9.72%	9.52%	4.69%

Open Shares:	1/8/97	(48.09)%	10.53%	10.27%	5.00%

MSCI EM Index		(53.33)%	7.66%	9.02%	3.19% (Institutional) 3.71% (Open)

34Prospectus

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.17%	.29%

Total Annual Portfolio Operating Expenses*	1.17%	1.54%

*

Portfolios leaving excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the Total Annual Portfolio Operating Expenses for the Portfolio’s Open Shares were reduced by 0.01%, resulting in net expenses of 1.53%.

These expenses are as of the Portfolio’s fiscal year ended December 31, 2008. Expense ratios change over time and may tend to rise when Portfolio assets decline. The Investment Manager is contractually obligated to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.30% and 1.60% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Emerging Markets Equity Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$119	$372	$644	$1,420

Open Shares	$156	$485	$838	$1,834

Prospectus35

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard Developing Markets Equity Portfolio

Ticker Symbol
LDMIX (Institutional)
LDMOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries.

Emerging market countries include all countries represented by the MSCI EM Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Portfolio’s investments will generally consist of a portfolio of approximately 60 to 90 securities.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. A premium may be paid for higher, sustainable growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions (for hedging purposes or to seek to increase returns) and lending portfolio securities to brokers, dealers and other financial institutions.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

36Prospectus

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Prospectus37

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	10.98%	27.70%

Total Annual Portfolio Operating Expenses*	11.98%	28.95%

Fee Waiver and Expense Reimbursement*	10.68%	27.35%

Net Expenses**	1.30%	1.60%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed 1.30% and 1.60% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Developing Markets Equity Portfolio

	1 Year	3 Years

Institutional Shares	$132	$2,641

Open Shares	$163	$5,932

38Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard U.S. High Yield Portfolio

Ticker Symbol
LZHYX (Institutional)
LZHOX (Open)

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities which, at the time of purchase, are rated below investment grade (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”) (“junk bonds”). The Portfolio may invest in non-U.S. securities, including, to a limited extent, in companies in, or governments of, emerging market countries.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities of U.S. companies rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as the lowest rating assigned by S&P or Moody’s, or the unrated equivalent as determined by the Investment Manager. The Portfolio focuses its investments in high-yielding securities that may be considered “better quality” (B+ or higher by Moody’s or S&P or the unrated equivalent as determined by the Investment Manager). Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Prospectus39

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments

•	if there is a decline in the credit quality of a bond, or a perception of a decline, the bond’s value could fall, potentially lowering the Portfolio’s share price

•	the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. To the extent the Portfolio invests in companies in emerging market countries it is exposed to additional volatility. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

40Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. High Yield Portfolio by showing the Portfolio’s year-by-year and average annual performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Merrill Lynch High Yield Master II® Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Best Quarter: 6/30/03 8.74% Worst Quarter: 12/31/08 (15.96)%

Average Annual Total Returns
(for the periods ended December 31, 2008)

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception
U.S. High Yield Portfolio

Institutional Shares:	1/2/98

Returns Before Taxes		(20.24)%	0.78%	0.25%	0.49%

Returns After Taxes on Distributions		(22.52)%	(1.95)%	(3.16)%	(2.93)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		(12.90)%	(0.73)%	(1.68)%	(1.49)%

Open Shares:	2/24/98	(20.35)%	0.51%	(0.01)%	(0.22)%

Merrill Lynch High Yield Master II Index		(26.39)%	(0.86)%	2.04%	2.12% (Institutional) 1.95% (Open)

Prospectus41

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.45%	.94%

Total Annual Portfolio Operating Expenses	1.00%	1.74%

Fee Waiver and Expense Reimbursement*	.45%	.89%

Net Expenses*	.55%	.85%

*

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. High Yield Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$274	$509	$1,184

Open Shares	$87	$461	$860	$1,978

42Prospectus

 Lazard Funds Investment Objective, Strategies, Risk/Return and Expenses

▲

Lazard Capital Allocator Opportunistic Strategies Portfolio

Ticker Symbol
LCAIX (Institutional)
LCAOX (Open)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in common stock of exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as exchange-traded funds or “ETFs”), as well as actively managed closed-end management investment companies (“closed-end funds”) (collectively, “Underlying Funds”). ETFs in which the Portfolio may invest include both ETFs designed to correlate directly with an index and ETFs designed to correlate inversely with an index. The Portfolio, through Underlying Funds in which it invests, may invest in non- U.S. companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories:

•

thematic—industrial or economic sectors that may grow in relative terms at faster rates than the overall economy and, in the view of the Investment Manager, potentially translate into greater rates of return

•	diversifying assets—investments that are uncorrelated to the overall equity market or possess attractive absolute return oriented characteristics, including fixed income vehicles

•	discounted assets—investments in markets or sectors that are viewed favorably by the Investment Manager and that can be purchased at a tangible discount to net asset value

•	contrarian/opportunistic—investments that seek to take advantage of market anomalies that are attractively valued and/or out of favor with current investor fashions

The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

The Portfolio may engage in various investment techniques consistent with its investment strategies, including writing put and covered call options on securities (including ETFs) and entering into other derivatives transactions such as swap agreements, forward currency contracts and options on indexes and currencies and may lend its portfolio securities to brokers, dealers and other financial institutions.

Principal Investment Risks

While stocks (in which the Underlying Funds invest) have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Shares of Underlying Funds in which the Portfolio invests may trade at prices that vary from their net asset values, sometimes significantly. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of Underlying Funds in which the Portfolio invests.

Prospectus43

The Portfolio may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), in the amount of its assets that may be invested in Underlying Funds unless an Underlying Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available. Many ETFs have received such an exemptive order, and the Portfolio’s reliance is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. The shares of Underlying Funds may trade at prices at, below or above their most recent net asset value (“NAV”). Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be relatively more susceptible to adverse effects from any single economic or market occurrence than if the Portfolio’s investments consisted of a larger number of securities.

A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Derivatives can be illiquid and highly volatile. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance. The Portfolio may enter into derivatives transactions primarily for hedging purposes and also may use these transactions to increase returns. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility.

44Prospectus

When the Portfolio lends securities to brokers, dealers and other financial institutions, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Prospectus45

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.27%	.68%

Acquired Fund Fees and Expenses (Underlying Funds)*	.40%	.40%

Total Annual Portfolio Operating Expenses*	1.67%	2.33%

Fee Waiver and Expense Reimbursement**	.25%	.61%

Net Expenses**	1.42%	1.72%

*

These expenses are historical. Underlying Funds’ expense ratios change over time and may tend to rise when Underlying Fund assets decline. Fees and expenses of the Underlying Funds in which the Portfolio invests, including any increases in the Acquired Fund Fees and Expenses shown above, are borne indirectly by the Portfolio’s shareholders. The Portfolio’s estimated indirect expenses of investing in Underlying Funds represents the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds based on the Portfolio’s anticipated average invested balance in each Underlying Fund, the anticipated number of days invested, and each Underlying Fund’s net annual fund operating expenses. Excluding the indirect costs of investing in Underlying Funds, Total Annual Portfolio Operating Expenses for Institutional Shares are estimated to be 1.27% and for Open Shares are estimated to be 1.93%.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through April 30, 2010, to the extent Total Annual Portfolio Operating Expenses, excluding Acquired Fund Fees and Expenses, exceed 1.02% and 1.32% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively. The addition of Acquired Fund Fees and Expenses will cause Net Expenses to exceed the maximum amounts of 1.02% and 1.32% for Institutional Shares and Open Shares, respectively, agreed to by the Investment Manager.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Capital Allocator Opportunistic Strategies Portfolio

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$145	$503	$885	$1,959

Open Shares	$175	$671	$1,195	$2,633

46Prospectus

 Lazard Funds Fund Management

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Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2008, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

U.S. Equity Value Portfolio	.75%	.00%

U.S. Strategic Equity Portfolio	.75%	.74%

U.S. Mid Cap Equity Portfolio	.75%	.75%

U.S. Small-Mid Cap Equity Portfolio	.75%	.75%

International Equity Portfolio	.75%	.75%

International Equity Select Portfolio	.85%	.00%

International Strategic Equity Portfolio	.75%	.75%

International Small Cap Equity Portfolio	.75%	.75%

Emerging Markets Equity Portfolio	1.00%	1.00%

Developing Markets Equity Portfolio	1.00%	.00%

U.S. High Yield Portfolio	.55%	.10%

Capital Allocator Opportunistic Strategies Portfolio	1.00%	.79%

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager is available in the Fund’s annual report to shareholders for the year ended December 31, 2008.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on companies (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

U.S. Equity Value Portfolio—Andrew D. Lacey#, Nicholas Sordoni and J. Richard Tutino (each since inception) and Ronald Temple (since February 2009)

U.S. Strategic Equity Portfolio—Christopher H. Blake, Robert A. Failla and Andrew D. Lacey# (each since inception) and Ronald Temple (since February 2009)

U.S. Mid Cap Equity Portfolio—Christopher H. Blake (since November 2001), Robert A. Failla (since July 2005) and Andrew D. Lacey# (since January 2001)

U.S. Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007) and Andrew D. Lacey* (since May 2003)

International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003) and John R. Reinsberg#

International Equity Select Portfolio—Michael A. Bennett, Gabrielle M. Boyle and Michael Powers (each since May 2003), Adam Cohen (since April 2008) and John R. Reinsberg*

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International Strategic Equity Portfolio—Michael A. Bennett (since September 2008), Robin O. Jones (since May 2009), Mark Little, Brian Pessin and John R. Reinsberg#

International Small Cap Equity Portfolio—Brian Pessin (since January 2003), John R. Reinsberg* and Edward Rosenfeld (since May 2007)

Emerging Markets Equity Portfolio—Rohit Chopra (since May 2007), James M. Donald (since November 2001), Erik McKee (since July 2008) and John R. Reinsberg*

Developing Markets Equity Portfolio—James M. Donald†, Peter Gillespie, Kevin O’ Hare and John R. Reinsberg*

U.S. High Yield Portfolio—J. William Charlton (since November 2002) and Thomas M. Dzwil (since May 2003)

Capital Allocator Opportunistic Strategies Portfolio—David R. Cleary and Christopher Komosa

#	In addition to his oversight responsibility, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

*

As a Deputy Chairman of the Investment Manager, Mr. Lacey or Mr. Reinsberg, as the case may be, is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

†	As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Unless otherwise indicated, each portfolio manager has served in that capacity since the relevant Portfolio’s inception.

Biographical Information of Principal Portfolio Managers

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity team. Prior to joining the Investment Manager in 1992, Mr. Bennett was an international equity analyst with General Electric Investment Corporation and worked at Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987 and is a Chartered Financial Analyst (“CFA”) Charterholder.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Strategic Equity and U.S. Mid Cap Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Gabrielle M. Boyle, a Senior Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Equity Select portfolio teams. Prior to joining the Investment Manager in 1993, she worked with Royal Insurance Asset Management. Ms. Boyle has been working in the investment field since 1990 and is a member of the UK Society of Investment Professionals.

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Small-Mid Cap Equity portfolio team. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

J. William Charlton, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. High Yield Fixed Income team. Prior to joining the Investment Manager in 2002, Mr. Charlton worked at Offitbank.

Rohit Chopra, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and provides oversight to the U.S. Fixed Income platform. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a CFA Charterholder.

Adam Cohen, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Equity Select portfolio teams. He began working in the investment field in 1989. Prior to joining the Investment Manager in 2007, Mr. Cohen was a specialist financials broker with Fox Pitt-Kelton and a Pan European Equity Research salesperson at Lehman Brothers, Salomon Brothers and at JP Morgan Chase.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

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Thomas M. Dzwil, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. High Yield Fixed Income team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Robert A. Failla, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Strategic Equity, U.S. Mid Cap Equity and Global Equity teams. Prior to joining the Investment Manager in 2003, he was a portfolio manager with AllianceBernstein. He began working in the investment field in 1993 and is a CFA Charterholder.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Peter Gillespie, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, he was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sinta Capital Corp. Mr. Gillespie is a CFA Charterholder.

Robin O. Jones, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Strategic Equity team. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

Christopher Komosa, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team. Prior to joining the Investment Manager in 2006, Mr. Komosa was with Permal Asset Management, Pinnacle International Management, Caxton Associates and Graham Capital. Mr. Komosa is a CFA Charterholder.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s U.S. Strategic Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity and European Equity teams. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Erik McKee, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. McKee was with Bank of America and Unibanco in Sao Paulo, Brazil.

Kevin O’Hare, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare is a CFA Charterholder.

Brian Pessin, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. Prior to joining the Investment Manager in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994 and is a CFA Charterholder.

Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

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Edward Rosenfeld, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Nicholas Sordoni, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Equity Value team. Prior to joining the Investment Manager in 2002, Mr. Sordoni was an Equity Research Associate at Credit Suisse First Boston covering the health care industry. Mr. Sordoni began working in the investment field in 1997. Mr. Sordoni is a CFA Charterholder.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Equity Value, U.S. Equity Select and U.S. Strategic Equity teams. In addition, Mr. Temple is a Co-Director of Research and a Research Analyst on the Global Research Platform, primarily covering the financials sector. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

J. Richard Tutino, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s U.S. Equity Value and U.S. Equity Select teams. Prior to joining the Investment Manager in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. He is a member of the New York Society of Security Analysts and a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Advisory Board

An Advisory Board of three external advisors assists the portfolio managers in formulating policy for management of Lazard Capital Allocator Opportunistic Strategies Portfolio. The members of this team are Herbert W. Gullquist, Senior Advisor of the Investment Manager, Victor A. Canto, PhD, founder and chairman of La Jolla Economics (an economics consulting firm), and John Reese, a former Managing Director of the Investment Manager. The Advisory Board is not responsible for managing the Portfolio on a day-to-day basis.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

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 Lazard Funds Shareholder Information

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General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Fund’s Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the NAV of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in U.S. Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$100,000

Open Shares	$2,500

IRA Rollover/Transfer (Open Shares only)	$2,500

The subsequent investment minimum is $50.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

Lazard Emerging Markets Equity Portfolio Currently Closed to Most New Investors

The Portfolio was closed to investment by most new investors as of September 30, 2008. A shareholder that was a direct shareholder of the Portfolio (in the shareholder’s own name or as a beneficial owner of shares held in another name) on September 30, 2008, which account remains open, may make additional investments in the Portfolio or open additional accounts in the Portfolio under the same primary social security number or tax identification number. In addition, the shareholder may continue to reinvest dividends and capital gains distributions in shares of the Portfolio.

The following categories of investors may continue to invest in the Portfolio or open a new account:

•	financial advisors, planners, consultants, institutions and intermediaries with existing clients in the Portfolio on September 30, 2008,

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•	sponsor fee-based programs with existing clients in or allocations to the Portfolio on September 30, 2008,

•	retirement or employee benefit plans (including 401(k) and other defined contribution plans), and their participants, that could have invested in the Portfolio on September 30, 2008,

•	shareholders who are transferring or “rolling over” into an IRA account from an employee benefit plan through which they held shares of the Portfolio on September 30, 2008,

•	employees of the Investments Manager or its affiliates, or an immediate family member of either,

•	investors receiving shares of the Portfolio transferred from an existing shareholder or received as a gift from an existing shareholder of the Portfolio, and

•	Fund Directors.

The Portfolio may ask a shareholder to verify meeting one of the guidelines prior to permitting the shareholder to open a new account in the Portfolio. The Fund also reserves the right to close a Portfolio to investors at any time (including closing a Portfolio to one or more of the above categories of investors) or to re-open a closed Portfolio to all investors at any future date.

For questions about qualifying to purchase shares of Lazard Emerging Markets Equity Portfolio, please call 800-823-6300.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Send the Purchase Application and a check for $2,500 or more for Open Shares, or $100,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

By Wire

Your bank may charge you a fee for this service.

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.

Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

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2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Investor Services—Exchange Privilege.”

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan
(Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in Open Shares of a Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for

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purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below.

Redemption fees are only one way for the Fund to deter abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolios.

All of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in foreign markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-U.S. markets, including Lazard Capital Allocator Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non- U.S. markets, may be at greater risk for market timing than funds that invest in securities trading in U.S. markets.

Distribution and Servicing Arrangements

The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third party to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

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How to Sell Shares

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest.

The Fund, in its discretion, may waive or reverse the redemption fee for Portfolio shares redeemed or exchanged: (1) through systematic, nondiscretionary rebalancing or asset allocation programs that have been approved by the Distributor and the Transfer Agent; (2) in connection with the Fund’s Systematic Withdrawal Plan, described below; (3) by a fund-of-funds; (4) involuntarily, such as a redemption resulting from failure to maintain a minimum investment or due to a Portfolio merger or liquidation; (5) in connection with a conversion from one share class to another share class of the same Portfolio; (6) in the event of shareholder death or post-purchase disability; (7) to return an excess contribution in an IRA or qualified plan account; (8) in connection with required minimum distributions from an IRA or qualified plan account; (9) in programs with financial intermediaries that include on their platforms qualified default investment alternatives for participant-directed individual account plans (with respect to which Department of Labor regulations restrict the imposition of redemption fees and similar fees) and where adequate systems designed to deter abusive trading practices are in place; (10) by certain accounts under situations deemed appropriate by the Fund, including where the capability to charge a fee does not exist or is not practical and where adequate systems designed to deter abusive trading practices are in place; or (11) in the event of transactions documented as inadvertent or prompted by bona fide emergencies or other exigent circumstances. In certain situations, a financial intermediary, wrap sponsor or other omnibus account holder may apply the Portfolios’ redemption fees to the accounts of their underlying shareholders. If this is the case, the Portfolios will rely in part on the account holder to monitor and assess the redemption fee on the underlying shareholder accounts in accordance with this Prospectus. The redemption fee may be waived, modified or terminated at any time, or from time to time, without advance notice.

SELLING SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

Prospectus55

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investments allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

General Policies

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder

56Prospectus

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

Dividends and Distributions

Income dividends and net capital gains, if any, are normally distributed annually for each of the Equity Portfolios, but may be distributed more frequently. Income dividends are normally declared each business day and paid monthly for Lazard U.S. High Yield Portfolio. Annual distribution estimates are expected to be available on or about November 18, 2009 at www.LazardNet.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or capital gains from the 2008 fiscal year that were not distributed by December 31, 2008) are expected to be available on or about August 10, 2009 at www.LazardNet.com or by calling (800) 823-6300.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your

Prospectus57

distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify that they are exempt from withholding

58Prospectus

 Lazard Funds Financial Highlights

▲

Financial Highlights

The following financial highlights tables are intended to help you understand each Portfolio’s financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by Anchin, Block & Anchin LLP, independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, is included in the Fund’s most recent annual report to shareholders. You may have the annual report and any subsequent semi-annual report sent to you without charge.

Prospectus59

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period

				For the Period 9/30/05* to 12/31/05
	Year Ended
	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$ 11.25	$ 11.73	$ 10.02	$ 10.00

Income (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.18	0.03
Net realized and unrealized gain (loss)	(4.26)	0.05	2.33	0.02

Total from investment operations	(4.08)	0.22	2.51	0.05

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.62)	(0.03)
Net realized gains	—	(0.55)	(0.18)	—

Total distributions	(0.17)	(0.70)	(0.80)	(0.03)

Redemption fees	—	— (c)	—	—

Net asset value, end of period	$7.00	$11.25	$11.73	$10.02

Total Return (b)	(36.18)%	1.65%	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,554	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	3.21%	3.56%	112.90%	388.31%
Net investment income (d)	1.90%	1.40%	1.57%	1.17%
Portfolio turnover rate	97%	83%	95%	13%

Selected data for a share of capital stock outstanding throughout each period

				For the Period 9/30/05* to 12/31/05
	Year Ended
	12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$11.31	$11.77	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.12	0.02
Net realized and unrealized gain (loss)	(4.28)	0.06	2.37	0.02

Total from investment operations	(4.13)	0.19	2.49	0.04

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.56)	(0.02)
Net realized gains	—	(0.55)	(0.18)	—

Total distributions	(0.14)	(0.66)	(0.74)	(0.02)

Redemption fees	—	0.01	—	—

Net asset value, end of period	$7.04	$11.31	$11.77	$10.02

Total Return (b)	(36.43)%	1.59%	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$134	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	12.10%	9.40%	138.32%	596.46%
Net investment income (d)	1.56%	1.02%	1.05%	0.86%
Portfolio turnover rate	97%	83%	95%	13%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

60Prospectus

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period					For the Period 12/30/04* to 12/31/04
	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$ 10.03	$ 11.81	$ 10.38	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.11	0.08	0.09	—	(c)
Net realized and unrealized gain (loss)	(3.65)	(0.04)	1.73	0.41	—

Total from investment operations	(3.53)	0.07	1.81	0.50	—

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.07)	(0.03)	—
Net realized gains	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	(0.24)	(1.85)	(0.38)	(0.12)	—

Redemption fees	—	—	— (c)	—	—

Net asset value, end of period	$6.26	$10.03	$11.81	$10.38	$10.00

Total Return (b)	(35.43)%	0.33%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 54,749	$ 88,242	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.05%	0.98%	1.05%	1.16%	1.25%
Gross expenses (d)	1.06%	0.98%	1.35%	13.80%	546.34%	(e)
Net investment income (d)	1.45%	0.86%	0.71%	0.90%	1.92%
Portfolio turnover rate	82%	58%	82%	53%	0%

Selected data for a share of capital stock outstanding throughout each period
	Year Ended
					For the Period 12/30/04* to 12/31/04
	12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$ 10.05	$ 11.83	$ 10.39	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income (a)	0.10	0.06	— (c)	0.06	—	(c)
Net realized and unrealized gain (loss)	(3.65)	(0.03)	1.79	0.35	—

Total from investment operations	(3.55)	0.03	1.79	0.41	—

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.04)	—	—
Net realized gains	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	(0.22)	(1.81)	(0.35)	(0.09)	—

Redemption fees	—	— (c)	—	0.07	—

Net asset value, end of period	$6.28	$10.05	$11.83	$10.39	$10.00

Total Return (b)	(35.63)%	(0.07)%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 7,218	$ 11,558	$11,836	$ 234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.51%	1.40%	7.38%	33.06%	1,049.82%	(e)
Net investment income (d)	1.15%	0.50%	0.03%	0.58%	1.62%
Portfolio turnover rate	82%	58%	82%	53%	0%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

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LAZARD U.S. MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$ 12.46	$ 14.41	$ 13.23	$ 13.20	$ 11.49

Income (loss) from investment operations:
Net investment income (a)	0.15	0.12	0.09	0.09	0.03
Net realized and unrealized gain (loss)	(4.93)	(0.51)	1.88	1.07	2.83

Total from investment operations	(4.78)	(0.39)	1.97	1.16	2.86

Less distributions from:
Net investment income	(0.18)	(0.11)	(0.08)	(0.07)	(0.04)
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	(0.18)	(1.56)	(0.79)	(1.13)	(1.15)

Redemption fees	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of year	$7.50	$12.46	$14.41	$13.23	$13.20

Total Return (b)	(38.33)%	(2.93)%	14.85%	8.89%	24.97%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$ 103,650	$277,953	$235,367	$171,912	$56,431
Ratios to average net assets:
Net expenses	0.89%	0.87%	0.89%	0.93%	1.05%
Gross expenses	0.89%	0.87%	0.89%	0.93%	1.13%
Net investment income	1.41%	0.81%	0.66%	0.67%	0.21%
Portfolio turnover rate	81%	100%	76%	80%	92%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$ 12.29	$ 14.23	$ 13.07	$ 13.06	$ 11.38

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.09	0.05	0.05	(0.01)
Net realized and unrealized gain (loss)	(4.87)	(0.51)	1.86	1.05	2.80

Total from investment operations	(4.74)	(0.42)	1.91	1.10	2.79

Less distributions from:
Net investment income	(0.15)	(0.07)	(0.04)	(0.03)	—
Net realized gains	—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	(0.15)	(1.52)	(0.75)	(1.09)	(1.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.40	$12.29	$14.23	$13.07	$13.06

Total Return (b)	(38.53)%	(3.17)%	14.57%	8.53%	24.59%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$64,372	$158,062	$80,410	$54,370	$30,412
Ratios to average net assets:
Net expenses	1.15%	1.13%	1.18%	1.23%	1.35%
Gross expenses	1.15%	1.13%	1.18%	1.23%	1.45%
Net investment income (loss)	1.17%	0.58%	0.37%	0.35%	(0.09)%
Portfolio turnover rate	81%	100%	76%	80%	92%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

62Prospectus

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$ 11.58	$ 14.44	$ 15.40	$ 18.84	$ 19.49

Income (loss) from investment operations:
Net investment income (a)	0.01	0.04	0.02	0.02	0.01
Net realized and unrealized gain (loss)	(4.00)	(0.87)	2.60	0.76	2.93

Total from investment operations	(3.99)	(0.83)	2.62	0.78	2.94

Less distributions from:
Net investment income	—	(0.04)	(0.01)	(0.02)	(0.07)
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—	(2.03)	(3.58)	(4.22)	(3.59)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.59	$11.58	$14.44	$15.40	$18.84

Total Return (b)	(34.46)%	(6.38)%	17.11%	4.31%	15.28%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$36,934	$109,853	$196,483	$253,236	$390,906
Ratios to average net assets:
Net expenses	1.13%	0.93%	0.91%	0.88%	0.86%
Gross expenses	1.13%	0.93%	0.91%	0.88%	0.86%
Net investment income	0.08%	0.24%	0.10%	0.10%	0.07%
Portfolio turnover rate	138%	98%	86%	87%	100%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$ 11.43	$ 14.27	$ 15.29	$ 18.78	$ 19.44

Income (loss) from investment operations:
Net investment loss (a)	(0.03)	(0.01)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(3.94)	(0.84)	2.58	0.75	2.91

Total from investment operations	(3.97)	(0.85)	2.55	0.71	2.86

Less distributions from:
Net investment income	—	—	—	—	— (c)
Net realized gains	—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—	(1.99)	(3.57)	(4.20)	(3.52)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$7.46	$11.43	$14.27	$15.29	$18.78

Total Return (b)	(34.73)%	(6.60)%	16.77%	3.93%	14.90%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$ 10,500	$ 25,203	$35,627	$37,057	$50,295
Ratios to average net assets:
Net expenses	1.49%	1.25%	1.23%	1.19%	1.18%
Gross expenses	1.49%	1.25%	1.23%	1.19%	1.18%
Net investment loss	(0.26)%	(0.07)%	(0.21)%	(0.21)%	(0.25)%
Portfolio turnover rate	138%	98%	86%	87%	100%

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

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LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$17.55	$16.31	$14.00	$12.91	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.36	0.36	0.33	0.26	0.18
Net realized and unrealized gain (loss)	(7.00)	1.42	2.83	1.16	1.60

Total from investment operations	(6.64)	1.78	3.16	1.42	1.78

Less distributions from:
Net investment income	(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Total distributions	(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.50	$17.55	$16.31	$14.00	$12.91

Total Return (b)	(37.75)%	10.96%	22.92%	11.25%	16.01%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$119,870	$335,323	$701,145	$1,035,346	$1,509,462
Ratios to average net assets:
Net expenses	0.93%	0.89%	0.84%	0.89%	0.90%
Gross expenses	0.93%	0.89%	0.84%	0.89%	0.90%
Net investment income	2.47%	2.08%	2.14%	2.03%	1.51%
Portfolio turnover rate	44%	50%	68%	60%	58%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$17.69	$16.40	$14.03	$12.94	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.31	0.32	0.25	0.23	0.14
Net realized and unrealized gain (loss)	(7.04)	1.41	2.87	1.16	1.61

Total from investment operations	(6.73)	1.73	3.12	1.39	1.75

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Total distributions	(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.60	$17.69	$16.40	$14.03	$12.94

Total Return (b)	(37.98)%	10.57%	22.59%	10.93%	15.64%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$14,829	$32,449	$49,657	$48,770	$89,742
Ratios to average net assets:
Net expenses	1.28%	1.19%	1.15%	1.18%	1.20%
Gross expenses	1.28%	1.19%	1.15%	1.18%	1.20%
Net investment income	2.16%	1.89%	1.63%	1.78%	1.18%
Portfolio turnover rate	44%	50%	68%	60%	58%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

(c)	Amount is less than $0.01 per share.

64Prospectus

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$11.78	$13.07	$11.73	$11.25	$9.80

Income (loss) from investment operations:
Net investment income (a)	0.30	0.22	0.25	0.18	0.14
Net realized and unrealized gain (loss)	(4.73)	0.97	2.43	0.82	1.47

Total from investment operations	(4.43)	1.19	2.68	1.00	1.61

Less distributions from:
Net investment income	(0.33)	(0.25)	(0.23)	(0.16)	(0.16)
Net realized gains	(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	(0.96)	(2.48)	(1.34)	(0.52)	(0.16)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$6.39	$11.78	$13.07	$11.73	$11.25

Total Return (b)	(38.74)%	9.25%	23.01%	8.90%	16.45%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,860	$12,103	$16,677	$12,262	$10,455
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.24%	1.67%	1.85%	1.97%	2.13%
Net investment income	3.06%	1.58%	1.90%	1.55%	1.43%
Portfolio turnover rate	52%	50%	40%	33%	16%

Selected data for a share of capital stock outstanding throughout each year	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$11.81	$13.10	$11.75	$11.28	$9.82

Income (loss) from investment operations:
Net investment income (a)	0.26	0.16	0.21	0.12	0.13
Net realized and unrealized gain (loss)	(4.73)	0.99	2.44	0.83	1.46

Total from investment operations	(4.47)	1.15	2.65	0.95	1.59

Less distributions from:
Net investment income	(0.30)	(0.21)	(0.19)	(0.12)	(0.13)
Net realized gains	(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	(0.93)	(2.44)	(1.30)	(0.48)	(0.13)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$6.41	$11.81	$13.10	$11.75	$11.28

Total Return (b)	(39.00)%	8.92%	22.72%	8.46%	16.17%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,853	$13,916	$12,545	$10,026	$6,744
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.47%	1.95%	2.13%	2.28%	2.47%
Net investment income	2.67%	1.21%	1.65%	1.05%	1.28%
Portfolio turnover rate	52%	50%	40%	33%	16%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

Prospectus65

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period

				For the Period 10/31/05* to 12/31/05
	Year Ended
	12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$ 12.92	$ 12.66	$ 10.79	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.23	0.19	—	(c)
Net realized and unrealized gain (loss)	(5.43)	1.36	2.64	0.79

Total from investment operations	(5.17)	1.59	2.83	0.79

Less distributions from:
Net investment income	(0.22)	(0.25)	(0.15)	—
Net realized gains	(0.02)	(1.08)	(0.81)	—

Total distributions	(0.24)	(1.33)	(0.96)	—

Redemption fees	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$7.51	$12.92	$12.66	$10.79

Total Return (b)	(39.98)%	12.88%	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,604	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.90%	0.88%	0.94%	1.46%
Gross expenses (d)	0.90%	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.48%	1.70%	1.57%	(0.20)%
Portfolio turnover rate	72%	84%	68%	12%

Selected data for a share of capital stock outstanding throughout each period

			For the Period 2/3/06* to 12/31/06
	Year Ended
	12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$ 12.90	$ 12.64	$ 11.49

Income (loss) from investment operations:
Net investment income (a)	0.23	0.17	0.12
Net realized and unrealized gain (loss)	(5.42)	1.37	1.93

Total from investment operations	(5.19)	1.54	2.05

Less distributions from:
Net investment income	(0.18)	(0.20)	(0.09)
Net realized gains	(0.02)	(1.08)	(0.81)

Total distributions	(0.20)	(1.28)	(0.90)

Redemption fees	— (c)	—	— (c)

Net asset value, end of period	$7.51	$12.90	$12.64

Total Return (b)	(40.18)%	12.37%	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.24%	1.28%	1.45%
Gross expenses (d)	1.24%	1.28%	1.63%
Net investment income (d)	2.23%	1.29%	1.10%
Portfolio turnover rate	72%	84%	68%

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

66Prospectus

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$ 10.49	$ 17.80	$ 17.10	$ 19.24	$ 15.46

Income (loss) from investment operations:
Net investment income (a)	0.15	0.27	0.22	0.24	0.29
Net realized and unrealized gain (loss)	(5.19)	(1.20)	4.16	2.45	4.66

Total from investment operations	(5.04)	(0.93)	4.38	2.69	4.95

Less distributions from:
Net investment income	(0.14)	(0.63)	(0.25)	(0.22)	(0.26)
Net realized gains	(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	(0.65)	(6.38)	(3.68)	(4.83)	(1.17)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$4.80	$10.49	$17.80	$17.10	$19.24

Total Return (b)	(49.84)%	(4.61)%	26.31%	14.77%	32.28%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$74,640	$129,725	$698,166	$582,909	$674,066
Ratios to average net assets:
Net expenses	0.98%	0.91%	0.86%	0.93%	0.94%
Gross expenses	0.98%	0.91%	0.86%	0.93%	0.94%
Net investment income	1.81%	1.48%	1.20%	1.24%	1.71%
Portfolio turnover rate	61%	59%	49%	33%	39%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$10.51	$17.77	$17.09	$19.22	$15.41

Income (loss) from investment operations:
Net investment income (a)	0.13	0.21	0.17	0.18	0.23
Net realized and unrealized gain (loss)	(5.20)	(1.17)	4.13	2.45	4.64

Total from investment operations	(5.07)	(0.96)	4.30	2.63	4.87

Less distributions from:
Net investment income	(0.11)	(0.55)	(0.19)	(0.16)	(0.18)
Net realized gains	(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	(0.62)	(6.30)	(3.62)	(4.77)	(1.09)

Redemption fees	— (c)	— (c)	— (c)	0.01	0.03

Net asset value, end of year	$4.82	$10.51	$17.77	$17.09	$19.22

Total Return (b)	(50.02)%	(4.79)%	25.83%	14.47%	32.04%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,052	$89,779	$137,358	$62,020	$49,585
Ratios to average net assets:
Net expenses	1.31%	1.20%	1.19%	1.27%	1.36%
Gross expenses	1.31%	1.20%	1.19%	1.27%	1.36%
Net investment income	1.56%	1.17%	0.89%	0.93%	1.30%
Portfolio turnover rate	61%	59%	49%	33%	39%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

Prospectus67

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$ 23.88	$ 20.60	$ 17.84	$ 13.98	$ 10.80

Income (loss) from investment operations:
Net investment income (a)	0.61	0.36	0.33	0.29	0.16
Net realized and unrealized gain (loss)	(11.78)	6.41	4.98	5.42	3.16

Total from investment operations	(11.17)	6.77	5.31	5.71	3.32

Less distributions from:
Net investment income	(0.49)	(0.29)	(0.27)	(0.18)	(0.14)
Net realized gains	(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	(1.83)	(3.49)	(2.55)	(1.85)	(0.14)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$10.88	$23.88	$20.60	$17.84	$13.98

Total Return (b)	(47.88)%	33.05%	30.32%	41.40%	30.79%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,295,983	$5,270,497	$2,744,753	$1,413,671	$771,598
Ratios to average net assets:
Net expenses	1.17%	1.20%	1.20%	1.27%	1.32%
Gross expenses	1.17%	1.20%	1.20%	1.28%	1.32%
Net investment income	3.16%	1.51%	1.67%	1.82%	1.40%
Portfolio turnover rate	43%	53%	46%	48%	43%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$24.17	$20.82	$17.99	$14.06	$10.86

Income (loss) from investment operations:
Net investment income (a)	0.52	0.29	0.26	0.20	0.13
Net realized and unrealized gain (loss)	(11.87)	6.47	5.03	5.51	3.17

Total from investment operations	(11.35)	6.76	5.29	5.71	3.30

Less distributions from:
Net investment income	(0.43)	(0.22)	(0.18)	(0.14)	(0.10)
Net realized gains	(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	(1.77)	(3.42)	(2.46)	(1.81)	(0.10)

Redemption fees	— (c)	0.01	— (c)	0.03	— (c)

Net asset value, end of year	$11.05	$24.17	$20.82	$17.99	$14.06

Total Return (b)	(48.09)%	32.71%	29.93%	41.31%	30.43%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,135,042	$1,467,458	$441,673	$195,944	$30,536
Ratios to average net assets:
Net expenses	1.53%	1.47%	1.54%	1.59%	1.60%
Gross expenses	1.54%	1.48%	1.54%	1.59%	1.71%
Net investment income	2.72%	1.19%	1.30%	1.21%	1.11%
Portfolio turnover rate	43%	53%	46%	48%	43%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

68Prospectus

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/30/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(3.46)

Total from investment operations	(3.45)

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$6.54

Total Return (b)	(34.54)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,539
Ratios to average net assets:
Net expenses (c)	1.30%
Gross expenses (c)	11.98%
Net investment income (c)	0.34%
Portfolio turnover rate	72%

Selected data for a share of capital stock outstanding throughout the period	For the Period 9/30/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$ 10.00

Loss from investment operations:
Net investment loss (a)	— (d)
Net realized and unrealized loss	(3.45)

Total from investment operations	(3.45)

Net asset value, end of period	$6.55

Total Return (b)	(34.60)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$357
Ratios to average net assets:
Net expenses (c)	1.60%
Gross expenses (c)	28.95%
Net investment loss (c)	(0.09)%
Portfolio turnover rate	72%

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

(d)	Amount is less than $0.01 per share.

Prospectus69

LAZARD U.S. HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of year	$ 5.15	$ 5.36	$ 5.27	$ 5.47	$ 5.40

Income (loss) from investment operations:
Net investment income (a)	0.38	0.40	0.40	0.42	0.44
Net realized and unrealized gain (loss)	(1.37)	(0.21)	0.09	(0.19)	0.07

Total from investment operations	(0.99)	0.19	0.49	0.23	0.51

Less distributions from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Total distributions	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Redemption fees	— (c)	— (c)	—	—	— (c)

Net asset value, end of year	$3.78	$5.15	$5.36	$5.27	$5.47

Total Return (b)	(20.24)%	3.63%	9.71%	4.33%	9.88%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$34,262	$56,278	$68,452	$75,100	$96,759
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	1.00%	0.90%	0.90%	0.86%	0.89%
Net investment income	8.10%	7.56%	7.61%	7.89%	8.11%
Portfolio turnover rate	33%	20%	29%	22%	49%

Selected data for a share of capital stock outstanding throughout each year	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of year	$5.17	$5.37	$5.29	$5.48	$5.42

Income (loss) from investment operations:
Net investment income (a)	0.37	0.39	0.39	0.40	0.42
Net realized and unrealized gain (loss)	(1.38)	(0.21)	0.08	(0.19)	0.06

Total from investment operations	(1.01)	0.18	0.47	0.21	0.48

Less distributions from:
Net investment income	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Total distributions	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Redemption fees	— (c)	0.01	—	0.01	—

Net asset value, end of year	$3.79	$5.17	$5.37	$5.29	$5.48

Total Return (b)	(20.35)%	3.53%	9.18%	4.22%	9.33%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,220	$1,776	$2,179	$2,986	$7,223
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.74%	2.14%	2.12%	1.78%	1.67%
Net investment income	7.89%	7.24%	7.29%	7.47%	7.64%
Portfolio turnover rate	33%	20%	29%	22%	49%

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

70Prospectus

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/26/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (a)	0.21
Net realized and unrealized loss	(2.59)

Total from investment operations	(2.38)

Less distributions from:
Net investment income	(0.26)

Total distributions	(0.26)

Redemption fees	— (c)

Net asset value, end of period	$7.36

Total Return (b)	(23.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%
Gross expenses (d)	1.27%
Net investment income (d)	3.01%
Portfolio turnover rate	94%

Selected data for a share of capital stock outstanding throughout the period	For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$ 9.95

Income (loss) from investment operations:
Net investment income (a)	0.30
Net realized and unrealized loss	(2.64)

Total from investment operations	(2.34)

Less distributions from:
Net investment income	(0.24)

Total distributions	(0.24)

Redemption fees	— (c)

Net asset value, end of period	$7.37

Total Return (b)	(23.44)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%
Gross expenses (d)	1.93%
Net investment income (d)	4.68%
Portfolio turnover rate	94%

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

Prospectus71

 Lazard Funds Other Performance of the Investment Manager

▲

Lazard U.S. Equity Value Composite

This is not the Portfolio’s Performance

Lazard U.S. Equity Value Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “U.S. Equity Value Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Equity Value Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008

U.S. Equity Value Composite	(13.3)%	25.5%	16.4%	4.4%	22.3%	2.5%	(35.5)%

Russell 1000 Value Index*	(15.5)%	30.0%	16.5%	7.1%	22.2%	(0.2)%	(36.9)%

Average Annual Total Returns (for the periods ended December 31, 2008)	Inception Date	One Year	Three Years	Five Years	Since Inception

U.S. Equity Value Composite	10/1/01	(35.5)%	(6.8)%	(0.4)%	2.1%

Russell 1000 Value Index*	N/A	(36.9)%	(8.3)%	(0.8)%	1.7%

*

The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the U.S. Equity Value Composite. The performance results of the U.S. Equity Value Composite reflect actual fees charged to Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The U.S. Equity Value Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Equity Value Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

72Prospectus

Lazard U.S. Strategic Equity Composite

This is not the Portfolio’s Performance

Lazard U.S. Strategic Equity Portfolio’s current investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Strategic Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

U.S. Strategic Equity Composite	35.1%	(9.0)%	(3.1)%	(17.2)%	29.4%	19.9%	6.3%	18.1%	1.2%	(34.5)%

S&P 500 Index*	21.0%	(9.1)%	(11.9)%	(22.1)%	28.7%	10.9%	4.9%	15.8%	5.5%	(37.0)%

Average Annual Total Returns (for the periods ended December 31, 2008)	Inception Date	One Year	Three Years	Five Years	Since Inception

U.S. Strategic Equity Composite	3/1/98	(34.5)%	(7.8)%	0.0%	3.3%

S&P 500 Index*	N/A	(37.0)%	(8.4)%	(2.2)%	0.3%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance of the U.S. Strategic Equity Composite. The performance results of the U.S. Strategic Equity Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The U.S. Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus73

Lazard U.S. Small-Mid Cap Equity Composite

This is not the Portfolio’s Performance

Prior to August 25, 2008, Lazard U.S. Small-Mid Cap Equity Portfolio focused on small cap U.S. companies. Lazard U.S. Small-Mid Cap Equity Portfolio’s current investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Small-Mid Cap Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Small-Mid Cap Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2001	2002	2003	2004	2005	2006	2007	2008

U.S. Small-Mid Cap Equity Composite	15.2%	(19.0)%	33.2%	19.8%	9.0%	20.8%	0.2%	(36.2)%

Russell 2500 Index*	1.3%	(17.8)%	45.5%	18.3%	8.1%	16.2%	1.4%	(36.8)%

Average Annual Total Returns (for the periods ended December 31, 2008)	Inception Date	One Year	Three Years	Five Years	Seven Years	Since Inception

U.S. Small-Mid Cap Equity Composite	5/1/00	(36.2)%	(8.3)%	0.1%	1.2%	3.4%

Russell 2500 Index*	N/A	(36.8)%	(9.4)%	(1.0)%	1.9%	1.7%

*

The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the U.S. Small-Mid Cap Equity Composite. The performance results of the U.S. Small-Mid Cap Equity Composite reflect actual fees charged to Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The U.S. Small-Mid Cap Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the U.S. Small-Mid Cap Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

74Prospectus

Lazard International Strategic Equity Composite

This is not the Portfolio’s Performance

Lazard International Strategic Equity Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “International Strategic Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The International Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2002	2003	2004	2005	2006	2007	2008

International Strategic Equity Composite	(6.7)%	35.7%	25.8%	18.6%	26.1%	12.4%	(40.5)%

MSCI EAFE Index*	(15.9)%	38.6%	20.2%	13.5%	26.3%	11.2%	(43.4)%

Average Annual Total Returns (for the periods ended December 31, 2008)	Inception Date	One Year	Three Years	Five Years	Since Inception

International Strategic Equity Composite	10/1/01	(40.5)%	(5.5)%	4.7%	7.7%

MSCI EAFE Index*	N/A	(43.4)%	(7.4)%	1.7%	4.3%

*

The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the International Strategic Equity Composite. The performance results of the International Strategic Equity Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The International Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the International Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus75

Lazard Capital Allocator Opportunistic Strategies Composite

This is not the Portfolio’s Performance

Lazard Capital Allocator Opportunistic Strategies Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “Capital Allocator Opportunistic Strategies Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark indices. The Capital Allocator Opportunistic Strategies Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,	2006	2007	2008

Capital Allocator Opportunistic Strategies Composite	18.4%	16.6%	(27.8)%

MSCI World Index*	20.1%	9.0%	(40.7)%

Global Market Exposure Index**	13.9%	8.9%	(24.1)%

Average Annual Total Returns (for the periods ended December 31, 2008)	Inception Date	One Year	Three Years	Since Inception

Capital Allocator Opportunistic Strategies Composite	9/1/05	(27.8)%	(0.1)%	(0.5)%

MSCI World Index*	N/A	(40.7)%	(8.1)%	(5.8)%

Global Market Exposure Index**	N/A	(24.1)%	(2.0)%	(0.8)%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The index is unmanaged, has no fees or costs and is not available for investment.

**

The Global Market Exposure Index is a blended index constructed by the Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR). The index is unmanaged, has no fees or costs and is not available for investment.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Capital Allocator Opportunistic Strategies Composite. The performance results of the Capital Allocator Opportunistic Strategies Composite reflect actual fees charged to the Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The Capital Allocator Opportunistic Strategies Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Capital Allocator Opportunistic Strategies Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

76Prospectus

 Lazard Funds Privacy Notice Regarding Shareholder Financial Information

▲

The Fund recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders’ trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

•

Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

•	Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

•	Information obtained from our communications and correspondence with you.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

Prospectus77

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For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N- CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:
The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112–6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-5850. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

•	Free from the SEC’s Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112–6300
Telephone: (800) 823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112–6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and
Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Independent Registered Public
Accounting Firm

Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

© 2009 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2009 Lazard Asset Management LLC

5/09 LZDPS000

Lazard Funds